UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 14, 2004

EVANS & SUTHERLAND COMPUTER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Utah

(State or Other Jurisdiction of Incorporation)

0-8771	87-0278175
(Commission File Number)	(IRS Employer Identification No.)

600 Komas Dr, Salt Lake City, Utah	84108
(Address of Principal Executive Offices)	(Zip Code)

801-588-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On December 14, 2004, Evans & Sutherland Computer Corporation (“E&S”) entered into a Credit Agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association (“WFB”), establishing a $10,000,000 line of credit for issuing standby letters of credit on behalf of E&S.  The Credit Agreement expires December 1, 2006, and standby letters of credit cannot be issued under the Credit Agreement with an expiration date after December 1, 2007.

In connection with the execution of the Credit Agreement, E&S and WFB also entered into a Security Agreement (the “Security Agreement”), pursuant to which E&S granted to WFB a first priority security interest in a specific cash account of E&S held at WFB.  Under the Credit Agreement, E&S is required to maintain a balance in the secured account equal to or greater than 100% of the outstanding value of all standby letters of credit issued by WFB under the Credit Agreement plus other amounts necessary to adequately secure E&S’ obligations to WFB.

The outstanding principal balance of each standby letter of credit issued by WFB under the Credit Agreement will bear interest at the rate of interest established in any promissory note or other instrument or document executed in connection with the letter of credit.  In addition, E&S has agreed to pay to WFB:

1)              an unused line fee equal to 0.25% per annum based on the average unused amount of the line of credit;

2)              a letter of credit fee equal to 1.0% per annum based on the face amount of performance standby letters of credit issued under the Credit Agreement; and

3)              a letter of credit fee equal to 1.5% per annum based on the face amount of financial standby letters of credit issued under the Credit Agreement.

Among other specified covenants, the Credit Agreement prohibits E&S from creating, incurring, assuming or permitting to exist any indebtedness or liabilities resulting from borrowings, loans or advances; merging into, consolidating with any other entity, or making any substantial change in the nature of E&S’ business; or making any new loans or advances to or investments in any other entity after the date entered into the Credit Agreement without prior written consent of WFB.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the information presented in “Item 1.01.  Entry into a Material Definitive Agreement,” which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 14, 2005

EVANS & SUTHERLAND COMPUTER CORPORATION

/s/ Kevin A. Paprzycki
Kevin A. Paprzycki
Chief Financial Officer and Corporate Secretary